SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the registrant      [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box: [ ]

       [ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use
       [x]  Definitive Proxy Statement                 of the Commission
       [ ]  Definitive Additional Materials            Only (as permitted by
       [ ]  Soliciting Material Pursuant to Rule       Rule 14-a-6(e)(2)
            14a-11(c) or Rule 14a-12

                             CONDOR CAPITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing party:

--------------------------------------------------------------------------------

     (4)  Date filed:

--------------------------------------------------------------------------------

                              CONDOR CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2000

To The Shareholders:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Condor Capital, Inc., a Colorado Corporation, will be held on April 19, 2000 at 1:00 p.m., Pacific Time at the Marrot Hotel located at 3635 Fashion Way, Torrance, California 90503. At the meeting, shareholders will act on the following matters:

     1.   Election of three (3) Directors for a term of one year each;

     2. Ratification of the appointment of Jones, Jensen & Company as the Company's independent accountants for the fiscal year 2000;

     3. To consider and vote upon a proposed change in the Company's state of incorporation from Colorado to Nevada;

     4.   The adoption of the Condor Capital, Inc., 2000 Stock Option Plan;

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 17, 2000, are entitled to notice and to vote at the meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during normal business hours for the ten-day period ending immediately preceding the date of the meeting, at the Company's offices at 3858 W. Carson Street, Suite 127, Torrance, CA 90503-6705.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.

                                             By Order of the Board of Directors


                                             /S/ W. Patrick Battista
March 27, 2000                               W. Patrick Battista
Corporate Secretary

                                DIRECTIONS TO THE

                       2000 Annual Meeting of Shareholders

                                 to be held at:


                                  Marrot Hotel
                                3635 Fashion Way
                           Torrance, California 90503

                     (Wednesday, April 19, 2000, 1:00 P.M.)




                        [MAP TO ANNUAL MEETING LOCATION]

                              Condor Capital, Inc.
                        3858 W. Carson Street, Suite 127
                         Torrance, California 90503-6703

                       2000 Annual Meeting of Shareholders

                                 April 19, 2000

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

     The enclosed proxy is solicited on behalf of the Board of Directors of Condor Capital, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held April 19, 2000 at 1:00 p.m. local time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at Marrot Hotel located at 3635 Fashion Way, Torrance, California 90503. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date and Voting Securities
---------------------------------

     The close of business on March 17, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. At the record date, 20,155,010 shares of common stock, no par value per share (the "Common Stock"), were outstanding, and the Company had approximately 1,002 shareholders of record.

Revocability of Proxies
-----------------------

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation
------------

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

                     Voting Securities and Principal Holders
                     ---------------------------------------

     The Company has two (2) classes of stock, Common stock, no par value ("Common Stock") and Preferred Stock, no par value ("Preferred Stock"). The Preferred Stock is comprised of Series A Convertible Preferred Stock no par value ("Series A Preferred Stock") and Series B Convertible Preferred Stock, no par value ("Series B Preferred Stock"). The Common Stock, Series A Preferred Stock and Series B Preferred Stock are all entitled to notice and the right to vote on the matters of the Corporation. However, at the Record Date, the only shares issued and outstanding were 20,155,010 shares of the Company's Common stock and therefore the only class of stock entitled to notice and the right to vote on the matters of the Company is the Common Stock.

Voting Rights
-------------

     A shareholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. This Proxy Statement and the accompanying Proxy were mailed to shareholders on March 27, 2000.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Assuming that a quorum is present:

     (i) with respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes and the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect;

     (ii) the affirmative vote of the holders of a majority of the shares present and voting will be required to ratify the appointment of Jones, Jensen & Company as the Company's independent accountants for the fiscal year 2000;

     (iii) the affirmative vote of the holders of two-thirds of all votes entitled to be cast will be required to approve the change of domicile of the Company through the merger of the Company with and into its wholly owned subsidiary, Condor Capital, Inc., a Nevada corporation; and

     (iv) the affirmative vote of the holders of a majority of the shares present and voting will be required to approve the Condor Capital, Inc. 2000 Stock Option Plan (the "Plan" or "2000 Plan").

     Abstentions and broker "non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) will be counted toward determining the presence of a quorum for the transaction of business but will not be counted as a vote FOR or AGAINST a proposal. Abstentions may be specified on all proposals except the election of directors. A broker "non-vote" will have no effect on the adoption of the 2000 Plan, but broker "non-votes" could affect the outcome of the Reincorporation proposal because the Company must obtain approval of this proposal from the holders of two-thirds of all votes of the outstanding shares of Common Stock.

Voting Proxies
--------------

     The shares of common stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted FOR the nominee named herein as a director, or their respective substitute as may be appointed by the Board of Directors and FOR all other proposals.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The following table sets forth the beneficial ownership of Common Stock of the Company as of March 13, 2000 for the following: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each of the Company's director, (iii) each of the executive officer's listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group.

     Name of Beneficial                      Amount of      Percent of
        Owner                                Ownership      Class
     ------------------                      ---------      ----------
     Sefik Yerli                             2,500,000            6.20%
     Fatma Yerlie                            2,500,000            6.20%
     John Venette(1)                           100,000            0.49%
     Robert Hirsekorn(1)                        88,120            0.44%
     Lee E. Gahr(2)                                  0               -
     W. Patrick Battista(2)                          0               -
     George H. Lerg(2)                               0               -
     All Directors and Officers as a Group           0               -

     (1) John Venette and Robert Hirsekorn are former officers and directors.

     (2) Lee E. Gahr, W. Patrick Battista and George H. Lerg are the present directors and executive officers of the Company.

Section 16(a) Compliance
------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC. Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

     Based solely on its review of the copies of such forms received by the Company and representations from certain reporting persons, the Company believes that during the period from October 19, 1999 (the date which the Company first became subject to Section 16(a)) until September 30, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and ten-percent shareholders were complied with.

Compensation of Directors and Executive Officers
------------------------------------------------

     The following table shows certain information concerning the compensation of each executive officer of the Company for the fiscal year ended September 30, 1999.

                         SUMMARY COMPENSATION TABLE


                                                                           Long Term
                                                                           Compensation
                                                                           Awards
                                                                           ------------
                            Annual Compensation             Other          Common Stock
                         -----------------------------      Annual         Underlying     All Other
                                   Salary         Bonus     Compensation   Options /SARs  Compensation
Name and Position        Year      ($)            ($)       ($)            (#)            ($)
------------------------------------------------------------------------------------------------------
Robert  Hirsekorn
President                1999      $0             $0        $0             0              0


John J. Venette          1999      $0             $0        $0             0              0
Secretary/Treasurer


Employment Contracts
--------------------

     There are no employment contracts to which the Company is a party.

Compensation of Directors
-------------------------

     The only compensation of any kind paid to any director or officer of the Company during the fiscal year ended September 30, 1999 or during either of the preceding two fiscal years was the issuance of 235,620 shares of Common Stock to Robert Hirsekorn, and 100,000 shares of Common Stock to John Venette in January of 1999. Of the shares issued to Mr. Hirsekorn, 12,000 shares had been authorized for issuance in 1991 and 1993 but had never been issued, 23,620 shares were authorized in August 1997 for services performed for the Company, and 200,000 shares were authorized in January of 1999, again, for services performed for the Company. The shares issued to Mr. Venette were authorized in January of 1999 for services performed for the Company. There are no other arrangements for the payment of any compensation to directors of the Company.

Option Grants
-------------

     No options have been granted pursuant to the 1988 Incentive Stock Option Plan.

                                   PROPOSAL 1.
                                   ----------

                              ELECTION OF DIRECTORS

     Three directors are to be elected at the annual meeting, to hold office for a term of one (1) year until the next annual meeting of shareholders or until their successors are duly elected and qualified. It is intended that the accompanying proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under Colorado law.

     The nominees who are all continuing directors of the Company were elected pursuant to that certain Acquisition Agreement and Plan of Reorganization between the Company and the Shareholders of Rogart Limited, a corporation organized under the laws of the Turkish Republic of Northern Cyprus.

                PRESENT DIRECTORS WHO ARE NOMINEES FOR REELECTION

Nominee Name             Age  Director Since      Position
------------             ---  --------------      ------------------------------
Lee E. Gahr              36   February 16, 2000   Chairman of the Board,
                                                  President, CEO and Director

W. Patrick Battista      56   February 16, 2000   Chief Financial Officer
                                                  and Secretary

George H. Lerg           64   February 16, 2000   Director

Biographies of Nominees
-----------------------

     Lee E. Gahr
     -----------

     Mr. Gahr, a resident of Vancouver, BC, has a strong background in international trade and finance. Mr. Gahr studied business administration and computer drafting while at the same time establishing an international marketing and trading company based in Edmonton, Alberta.

     Mr. Gahr relocated to Vancouver, BC in 1988 to participate as a draftsperson on the Alcan "Kemano" power plant project. While in Vancouver, Mr. Gahr established a trading company which dealt primarily in goods and services for the Far East markets. In 1991, as a result of businesses in Eastern Russia, Mr. Gahr became a consultant for the Khabarovsk, Krai Administration, detailing economic growth and expansion for the city and region of Khabarovsk in the Russian Federation. His increased involvement in commerce in the Far East allowed him to relocate in Hong Kong in 1992.

     While residing in Hong Kong, Mr. Gahr advised selective corporations on expansion into the Peoples Republic of China. The focus of this consultation was for corporations based in Hong Kong, Singapore and Malaysia to expend their growth in to the Chinese economy beyond that of traditional trade. This involvement in China contributed to Mr. Gahr becoming a special consultant to the Ministry of Agriculture regarding the rebuilding and growth of selective areas within the Ministry of Agriculture. In 1994 Mr. Gahr returned to Vancouver where he established himself in the field of international financing. For the years since, Mr. Gahr has been involved either as consultant or participant in numerous financings, both within the public and private arenas. These projects have required Mr. Gahr's participation in locations stretching across North America, Eastern and Western Europe, the United Arab Emirates, Turkey and Mexico.

     Presently, Mr. Gahr has divested himself of all business interests save that of serving as Chairman, President and CEO of Condor Capital Inc. He continues to serve as a contributing member of a think-tank committee for the development and integration of Eastern Europe and Middle Eastern business into the European Union marketplace.

     W. Patrick Battista
     -------------------

     Mr. Battista, a native of Chicago Illinois, is a long term resident of Los Angeles, California. The majority of Mr. Battista's scholastic years where spent in California where, while attending college, he joined a large aero-space firm located in the Los Angeles area. He became project manager in charge of research and development of environmental cryogenic systems for all space projects under contract with the company.

     Subsequent to aerospace industry, Mr. Battista became Vice President of Marketing for a manufacture of computerized audio/visual advertising equipment which also provided consulting services to independent computer peripheral equipment manufacturers. His responsibility was for initial development, research and feasibility studies of product marketability and the implementation of local, national and international sales, coordinated national and international national media placement and public relations for product promotion.

     Mr. Battista formed Battista Investments, Inc., which acquired, brokered and developed numerous real estate investments. For more than twenty years, Mr. Battista was involved in the real estate market, experienced in the sale of single family residences, managing multiple residential offices, operating income and investment divisions for a conglomerate tax preparation firm, and the organization of group investments for the acquisition of commercial and residential income property.

     Currently, Mr. Battista is President of Desert Gaming Inc. (1993) and North Bay Gaming Inc. (1994). Desert Gaming and North Bay Gaming have the exclusive distribution rights of electronic technologies used in the gaming industry. Desert Gaming is predominant in the State of Arizona while North Bay has rights for ten Northeastern and Central States.

     George H. Lerg
     --------------

     Mr. Lerg, an attorney and resident of San Diego, received a Bachelor of Science degree in Aeronautical Engineering in 1958 from Arizona State and a Juris Doctorate degree n 1966 from the University of San Diego. Mr. Lerg served three years as Aeronautical Engineering Officer in the Air Force, McChord AFB, Washington. As Squadron Legal Officer, Mr. Lerg served on numerous Military Courts and received Honorable discharge as a Reserve Captain whereupon Mr. Lerg was awarded the Air Force Commendation Medal by Secretary of the Air Force, Eugene M. Zuckert, for outstanding service.

     Upon graduation from USD, Mr. Lerg served one year as Research Attorney to Justice Martin J. Coughlin of the Court of Appeal, Fourth District, State of California and has practiced ten years as a trial attorney in the Federal and State courts. For the past two decades Mr. Lerg has practiced all phases of corporate law and business negotiations. He has served in various positions, including: General Counsel, Executive Vice President, Chief Executive Officer, President, Director and Chairman of the Board. He has specialized in advising start-up leading edge technology companies. The focus of many of these organizations has been on energy. He has been a contributor to an energy publication developed by the Office of Technology Assessment for Congress. The subject was: "Energy Efficiency in the Federal Government: Government by Good Example?"

     At present Mr. Lerg is acting as consultant to Voltek, Inc., developer of the internationally patented Aluminum/Air "Fuel Pak(R)" Fuel Cell. Mr. Lerg serves as General Counsel and Director to Float Incorporated, developer of patented technology which provides for a stable platform at sea. Float Inc. is involved in the potential development of off-shore airports in San Diego and Japan. Mr. Lerg is "Of Counsel" to the law firm of Potter, Day & Associates, a firm specializing in international negotiations and asset protection. Mr. Lerg has recently been named General Counsel to the Board of Directors of ENSTAR, developer of the Baldwin Ultracapacitor and a revolutionary flexible solar cell. Mr. Lerg is a recognized Public Speaker on energy and personal security matters.

                  THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR
                           THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2.
                                   -----------

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed Jones, Jensen & Company as the Company's independent accountants for the fiscal year ending September 30, 2000. Jones, Jensen & Company has not previously served as the Company's independent accountants. However, the Company believes Jones, Jensen & Company has the qualifications, skills, and reputation necessary to adequately represent the interests of the Company. Services to be provided to the Company by Jones, Jensen & Company in fiscal 2000 include examination of the Company's consolidated financial statements, review of quarterly reports and services in connection consultations on various tax and information matters.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH RATIFICATION.

                                   PROPOSAL 3.
                                   -----------

                  CHANGING THE COMPANY'S STATE OF INCORPORATION
                FROM COLORADO TO NEVADA (the "REINCORPORATION").

INTRODUCTION

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Colorado to Nevada (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Agreement and Plan of Merger (the "Merger Agreement") described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Nevada subsidiary, Condor Capital, Inc., ("Condor Nevada"). Condor Nevada is a wholly-owned subsidiary of the Company recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. Condor Nevada currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Condor Nevada will continue to operate the Company's business under the name "Condor Capital, Inc."

     At the Annual Meeting, the shareholders of the Company (the "Shareholders") will be asked to consider and vote upon the Reincorporation as outlined in the Merger Agreement by and between Condor Nevada and Condor Colorado, attached as Exhibit A. For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company.

REASONS FOR THE REINCORPORATION

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Nevada has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

THE MERGER

     After the Reincorporation is effected by the Merger Agreement, Condor Nevada will emerge as the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement attached as an exhibit to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Condor Nevada will continue to exist in its present form under the name "Condor Capital, Inc.", and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Condor Nevada will succeed to all of the assets and assume all of the liabilities of the Company.

     The Board of Directors of Condor Nevada will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting. The Condor Nevada Board of Directors will be of one class, and shall serve for a term of one year commencing upon election subsequent to the Reincorporation. It is anticipated that the directors of Condor Nevada will elect as officers of Condor Nevada the same persons who are elected as officers of the Company following the Annual Meeting.

     After the Merger, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes (the "NRS") and by the Articles of Incorporation and bylaws of Condor Nevada, instead of the Colorado Business Corporation Act (the "CBCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Colorado Corporate Law and Charter Documents." A copy of the Articles of Incorporation of Condor Nevada (the "Nevada Articles") are included as Exhibit B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Condor Nevada (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705. Telephone (310) 944-9771.

     Upon the effectiveness of the Merger, each share of Common Stock of the Company ("Common Stock") issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Condor Nevada at a ratio of 1 to 1, and each share of Common Stock of Condor Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Condor Nevada Common Stock and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Condor Nevada Common Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CONDOR NEVADA.

     Following the effectiveness of the Reincorporation, assuming the ratification of the adoption of the 2000 Stock Option Plan, Condor Nevada will assume and continue the Company's 2000 Stock Option Plan of which there have been no options issued under the 2000 Plan and there are not any other outstanding options to purchase Common Stock of Condor Colorado.

     Consummation of the Merger is subject to the approval of the Company's shareholders. The affirmative vote two-thirds of all votes entitled to be cast, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger. Prior to its effectiveness, however, the Merger may be abandoned by the Board if, for any reason, the Board determines that consummation of the Merger is no longer advisable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock, Series A Preferred Stock, and Series B Preferred Stock (in each case, a "Holder") will not recognize gain or loss in respect of Holder's Common Stock, Series A Preferred or Series B Preferred Stock as a result of the Reincorporation. The Holder's basis in a share of Condor Nevada will be the same as Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of Condor Nevada will include the period during which Holder held the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

     In addition, neither the Company nor Condor Nevada will recognize gain or loss as a result of the Reincorporation, and Condor Nevada will generally succeed, without adjustment, to the tax attributes of the Company. Nevada has no corporate income tax, no taxes on corporate shares, no franchise tax, no personal income tax, no I.R.S. information sharing agreement, nominal annual fees, minimal reporting and disclosure requirements, and shareholders are not public record.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

SECURITIES ACT CONSEQUENCES.

     Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Condor Nevada will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

     The Company's authorized capital consists of 800,000,000 shares of Common Stock, no par value and 10,000,000 shares of Preferred Stock, no par value. The Preferred Stock is comprised of 141,100 shares of Series A Convertible Preferred Stock, no par value, and 140,000 shares of Series B Convertible Preferred Stock, no par value. As of March 13, 2000 there were 20,155,010 shares of Common Stock outstanding and no shares of Series A Convertible Preferred or Series B

Convertible Preferred Stock outstanding. The holders of Common Stock, Series A Convertible Preferred and Series B Convertible Preferred Stock are entitled to vote on all matters to come before a vote of the shareholders of the Company. The Series A Preferred Stock and Series B Preferred Stock both contain a liquidation preference of $.01 per share. The holders of Class A Preferred and Class B Preferred Stock are not entitled to receive dividends.

COMPARISON OF SHAREHOLDER RIGHTS UNDER NEVADA AND COLORADO CORPORATE LAW AND CHARTER DOCUMENTS

     As set forth below, the Company is governed by the Colorado Business Corporation Act. However, because the Company was in business before and on June 30, 1994, certain grandfather provisions of the CBCA maintain the two-thirds of all votes entitled to be cast requirement to approve a merger, or a plan of share exchange, or an amendment to the articles of incorporation as compared to a majority of all votes entitled to be cast for corporations that were formed after June 30, 1994.

     GENERAL. Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Company will change its domicile to Nevada and shall thereafter be governed by the Nevada Revised Statues ("NRS") and by the Nevada Articles and the Nevada Bylaws (together, the "Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of Articles of Merger in Nevada, the Company will become Condor Capital, Inc., a Nevada Corporation, ("Condor Nevada") and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Condor Nevada Common Stock.

     The Nevada Charter Documents effectively replace the Company's current Articles of Incorporation, as amended ("Colorado Articles") and the Colorado Bylaws (together, the "Colorado Charter Documents") including providing officers, directors and agents of Condor Nevada with certain indemnification rights in addition to those currently provided for the Company.

     If  the  Reincorporation  is  consummated,  holders  of  Common  Stock  and
Preferred Stock (and holders of options, warrants or other securities exchangeable for or convertible into Common Stock) will become holders of Nevada Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Nevada. In addition, their rights as shareholders will be governed by the Nevada Charter Documents. It is not practical to describe all of the differences between the Nevada Articles and the Colorado Articles and the Nevada Bylaws and the Colorado Bylaws or all of the differences between the laws of the States of Nevada and Colorado. The following is a summary of some of the significant rights of the shareholders under Colorado and Nevada law and under the Colorado and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

AUTHORIZED CAPITAL STOCK

     The following discussion is qualified in its entirety by reference to the Nevada Charter Documents. The authorized capital stock of Condor Nevada, upon effectuation of the transaction set forth in the Merger Agreement is 125,000,000 shares as hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

     COMMON STOCK. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Hundred Million (100,000,000). The Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

     PREFERRED STOCK. The total number of shares of Preferred Stock this Corporation is authorized to issue is Twenty-five million (25,000,000) shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised States, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the shareholder or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

     NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

     COLORADO. Because the Colorado Charter Documents are silent on the matter the vote of shareholders required to approve a plan of merger or a plan of share exchange, or to approve a transaction involving a sale, lease, exchange, or other disposition of all, or substantially all, of its property, with or without its good will, otherwise than in the usual and regular course of business such plan requires the approval of a two-thirds of all the votes entitled to be cast thereon.

     If the Reincorporation is consummated it will be easier to consummate extraordinary corporate transactions as the shareholder vote needed to pass such transactions will decrease from a two-thirds approval to a simple majority of all of the votes entitled to be cast on the transaction by each voting group entitled to vote thereon.

SHAREHOLDERS CONSENT WITHOUT A MEETING

     NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

     COLORADO. Any action required or permitted by the CBCA to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. No action taken without a meeting shall be effective unless the corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote on the action. Any such writing may be received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signature thereto. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation prior to the date the last writing necessary to effect the action is received by the corporation.

     If the Reincorporation is consummated, the number of shareholders required to consent to an action without a shareholders meeting will decrease from all shareholders providing their consent to the action in writing, to a simple majority of the voting power shareholders consenting to the action in writing.

DISSENTERS' RIGHTS

     NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either
(i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

     COLORADO. In addition to the rights and restrictions afforded dissenting shareholders under Nevada law, a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided.

DIVIDENDS

     NEVADA. The Nevada Bylaws provide that, dividends on outstanding Preferred Shares shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period. If upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the assets available for distribution to holders of Preferred Shares of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Shares in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto. Subject to the cumulative dividend preferences to holders of Preferred Shares, the shares of Common Stock are entitled to participate in any dividends available therefore in equal amounts per share on all outstanding Preferred Shares and Common Stock. Subject to the provisions for the payment of the liquidation preference to the holders of Preferred Shares as provided herein, the Common Stock is entitled to participate in all distributions to shareholders made upon liquidation, dissolution, or winding up of the corporation in equal amounts per share as all outstanding Preferred Shares and Common Stock. The Board of Directors is authorized, without shareholder action, to provide for the issuance of Preferred Shares in one or more series not exceeding in the aggregate the number of Preferred Shares authorized by the Certificate of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences, and relative, participating, option, or other special rights and the qualifications, limitations, or restrictions relating thereof.

     COLORADO. The Colorado charter documents provide that the Preferred Shares shall not receive a dividend, and that dividends may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner provided by law.

     If the Reincorporation is consummated, the Board of Directors of the Company will have the authority to issue Preferred shares with a dividend preference that was not available under the Colorado Charter documents.

ANTI-TAKEOVER STATUTES

     NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder", however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 87.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or
(ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

     COLORADO.   Colorado  law  does  not  specifically  address   anti-takeover
provisions.

QUORUM OF DIRECTORS

     NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

     COLORADO. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

SPECIAL MEETINGS OF SHAREHOLDERS

     NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation.

     The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

     COLORADO. A corporation shall hold a special meeting of shareholders: (a) On call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting; or (b) If the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated in or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, special meetings shall be held at the corporation's principal office. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

AMENDMENTS TO CHARTER

     NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both. (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

     COLORADO. The board of directors or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted
(a) The board of directors shall recommend the amendment to the shareholders unless the amendment is proposed by shareholders or unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and (b) such amendment shall be approved by each voting group entitled to vote separately on the amendment by two-thirds of all the votes entitled to be cast on the amendment by that voting group.

NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

     NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

     COLORADO. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than fifty
(50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting; except that, if the authorized shares are to be increased, at least thirty days notice shall be given, and if the sale of all or substantially all of the corporation's assets is to be voted upon, at least twenty days notice shall be given.

DIRECTORS

     NEVADA. The Nevada Certificate provides that the initial number of members of the Nevada board shall be three (3), and thereafter shall not be less than one nor more than seven (7), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

     COLORADO. The Colorado Articles provide that the number of directors shall be fixed by the Bylaws of the Corporation, with the provision that there need only be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. The Bylaws provide that the Board shall not be more than seven (7) directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

ELECTION AND REMOVAL OF DIRECTORS

     NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. At a meeting expressly called for the removal of one or more directors, such directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

     COLORADO. The Colorado Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Colorado law and the Colorado Charter Documents, directors may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, with or without cause. Vacancies on the board may be filled by the remaining directors or the shareholders.

INSPECTION OF BOOKS AND RECORDS

     NEVADA. Pursuant to the Bylaws of Condor Nevada, the Board of Directors shall have power to close the share books of the corporation for a period of not to exceed sixty (60) days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent. If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

     COLORADO. Pursuant to the Colorado Bylaws, the officer or agent having charge of the stock transfer on the books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. The record, for a period of ten (10) days prior to such meeting, shall be kept in file at the principal office of the company, whether within or without the State of Colorado, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

     NEVADA. Article 10. of the Nevada Charter documents state that the Nevada Corporation expressly elects NOT to be governed by NRS 78.411 to 78.444 inclusive, which govern combinations with interested shareholders, affiliates and associates of the Nevada Corporation. The result of this election provides greater freedom to the Nevada Corporation regarding certain mergers, consolidations, sales, transfers and other dispositions between itself and interested shareholders of the Nevada Corporation.

     COLORADO. The Company Articles in conjunction with the CBCA provide that no contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or a re financially interested shall either be void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or know to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purposes without counting the votes or consents of such interested directors; or (b) the fact that such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

LIMITATION   ON   LIABILITY   OF   DIRECTORS; INDEMNIFICATION OF OFFICERS
AND DIRECTORS NEVADA.

     Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

     Condor Nevada Bylaws specifically provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     COLORADO. The Colorado Articles and the CBCA provide that the corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which the director directly or indirectly derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any act or omission occurring before the date when such provision becomes effective. No director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation.

DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

     Shareholders have dissenters' rights in Colorado as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares pursuant to Colorado Revised Statutes Annotated ("C.R.S.A.") C.R.S.A. section 7-113-101 et. sec. A copy of Section 7-113-201 is attached hereto as Exhibit C to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the Colorado Law, such dissenters' rights will be available only to those common or preferred shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to or at the Annual Meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed Reincorporation at the Annual Meeting.

     Within ten days after the effective date of the Reincorporation, Condor Nevada will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Condor Nevada will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by Condor Nevada, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

     Upon receipt of each demand for payment, Condor Nevada will pay each dissenting shareholder the amount that Condor Nevada estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Condor Nevada may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events. Any dissenter who does not wish to accept the payment or offer made by Condor Nevada must notify Condor Nevada in writing of his or her own estimate of the fair value of the shares within 30 days after the date Condor Nevada makes or offers payment. If the dissenting shareholder and Condor Nevada are unable to agree on the fair value of the shares, then Condor Nevada will commence a proceeding with the Colorado courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Condor Nevada does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

     All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Condor Nevada for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Condor Nevada unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Condor Nevada. Both Condor Nevada and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Condor Nevada in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Condor Nevada.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSAL TO REINCORPORATE IN NEVADA INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

IMPACT ON HOLDERS OF COMPANY PREFERRED STOCK

     No Preferred Stock is issued or outstanding.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

     The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999 are incorporated herein by reference:
"Item 1. Business", "Item 5. Market Information for Common Equity and Related Shareholder Matters", and "Item 7. Financial Statements."' The following portions of the Company's Quarterly Report on Form 10-QSB for the period ended December 31, 1999 are also incorporated herein by reference: "Part I. Item 1:
Financial Statements" and "Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations."' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Proxy Statement was delivered, on written or oral request to Condor Capital, Inc. 3858 W. Carson Street, Suite 127, Torrance, CA 90503-7605, Attention: Secretary (telephone number: (310) 944-9771).

     Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

VOTE REQUIRED

     Under Colorado law, the affirmative vote of two-thirds of all the votes entitled to be cast is needed to approve the proposed Reincorporation. Although the Board has recommended that the foregoing proposal be adopted, shareholders should be aware that the continuing Directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Nevada law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders. See "Comparison of Shareholder Rights under Colorado and Nevada Corporation Laws and Charter Documents."

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

     The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Colorado corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of two-thirds of all the votes entitled to be cast is required to approve the proposed Merger Agreement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                   PROPOSAL 4.
                                   ----------

            THE ADOPTION OF THE COMPANY YEAR 2000 STOCK OPTION PLAN.

     On March 3, 2000, the Board adopted the Condor Capital, Inc. 2000 Stock Option Plan (the "2000 Plan" or "the Plan"), the provisions and terms of which are more flexible than the Condor Capital, Inc. 1988 Incentive Stock Option Plan (the "1988 Plan") which has expired by its terms. The 2000 Plan enables the Company to obtain and retain the services of the types of employees, consultants, officers and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company. The Board believes that the ability to grant stock-based awards is important to the future success of the Company. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. The creation of a new stock option plan will increase the number of shares available for awards and will enable the Company to realize the benefits of granting stock-based compensation. The Company's stock is quoted on the OTC Bulletin Board under the ticker symbol "CNOP." The last closing sale price of the Common Stock as of March 13, 2000 was $1.625 per share.

SUMMARY OF 2000 PLAN TERMS

     The following summary of the 2000 Plan is qualified in its entirety by the specific language of the 2000 Plan, a copy of which is attached as "Exhibit D."

     PURPOSE. The purpose of the 2000 Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value will inure to the benefit of all shareholders of the Company.

     ADMINISTRATION. The 2000 Plan may be administered by the Board of Directors, or a committee of appointed by the Board of Directors whose members serve at the pleasure of the Board. The Board of Committee administering the 2000 Plan is referred to as the "Committee." Subject to the provisions of the 2000 Plan, the Committee has full and final authority (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those eligible persons to whom options shall be granted; (vi) to determine the number of shares of stock to be made subject to each grant of an option; (vii) to determine whether each option is to be an Incentive Stock Option or a Nonqualified Stock Option; (viii) to prescribe the terms and conditions of each stock Option, including, without limitation, the exercise price and method of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement relating to such grant or sale; (ix) to amend any outstanding options for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to an optionee without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

     STOCK SUBJECT TO THE PLAN. Subject to adjustments for a change in the number of outstanding shares of stock through the declaration of stock dividends, stock splits, or through a recapitalization resulting in stock splits, or combinations or exchanges of the outstanding shares, the total number of shares of stock reserved and available for issuance under the 2000 Plan shall be 5,000,000. Shares reserved for the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     ELIGIBILITY. Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "Participant"), is eligible to be considered for the grant of awards under the 2000 Plan.

     CONSIDERATION. The Common Stock or other property underlying an option may be issued for any lawful consideration as determined by the Committee, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. An option may provide for a exercise price of the Common Stock or other property at a value less than the fair market value of the Common Stock or other property on the date of grant. In addition, an option may permit the recipient to pay the exercise price of the Common Stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such option.

     TERMINATION OF OPTIONS. All options granted under the 2000 Plan expire seven (7) years from the date of grant, or such shorter period as is determined by the Committee. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of Common Stock not purchased thereunder shall again be available for issuance under the 2000 Plan.

     AMENDMENT AND TERMINATION OF THE 2000 PLAN. The Committee may amend the 2000 Plan at any time, may suspend it from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment which materially increases the number of shares for which options may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of options under the 2000 Plan. However, no such action by the Board or shareholders may unilaterally alter or impair any option previously granted under the 2000 Plan without the consent of the recipient of the option.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

     The following is a general discussion of the principal United States federal income tax consequences of both "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options") and non-qualified stock options ("Non-qualified Stock Options") based upon the United States

Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 2000 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

     CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee makes no disposition of the Common Stock received upon exercise within two years from the date such option was granted or one year from the date such option is exercised (the "ISO Holding Period Requirements"), the optionee will recognize long-term capital gain or loss when he or she disposes of his or her Common Stock. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the Common Stock at the time of disposition. If the optionee disposes of the Common Stock acquired upon exercise of an Incentive Stock Option without satisfying the ISO Holding Period Requirements, any amount realized from such "disqualifying disposition" will be taxed at ordinary income tax rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares of Common Stock on the date the Incentive Stock Option was exercised or (b) the fair market value of such shares at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares of Common Stock on the date of exercise will be treated as long-term or short-term capital gain depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the ISO Holding Period Requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the shares of Common Stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares of Common Stock are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition of the shares. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

     CONSEQUENCES TO EMPLOYEES: NON-QUALIFIED STOCK OPTIONS. No income generally is recognized by a holder of Non-qualified Stock Options at the time Non-qualified Stock Options are granted under the 2000 Plan. In general, at the time shares of Common Stock are issued to a holder pursuant to the exercise of Non-qualified Stock Options, the holder will recognize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. A holder will recognize gain or loss on the subsequent sale of Common Stock acquired upon exercise of Non-qualified Stock Options in an amount equal to the difference between the sales price and the tax basis of the Common Stock, which will include the exercise price paid plus the amount included in the holder's income by reason of the exercise of the Non-qualified Stock Options. Provided the shares of Common Stock are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

     CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no federal income tax consequences to the Company as a result of the disposition of Common Stock acquired upon exercise of an Incentive Stock Option if the disposition is not a "disqualifying disposition." At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

     CONSEQUENCES TO THE COMPANY: NON-QUALIFIED STOCK OPTIONS. Generally, the Company will be entitled to a deduction for federal income tax purposes in the Company's taxable year in which the optionee's taxable year of income inclusion ends and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of Non-qualified Stock Options.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED 2000 STOCK OPTION PLAN ARE DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.

Vote Required For Adoption
--------------------------

     The affirmative vote of holders of a majority of the Common Shares present in person or by proxy at the meeting is required to approve the proposed 2000 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

Deadline for Receipt of Shareholder Proposals for the 2001 Annual Meeting.
-------------------------------------------------------------------------

     Proposals of shareholders of the Company which are intended to be presented at the Company's 2001 Annual Meeting of Shareholders, must be received by the Company no later than September 30, 2000 and otherwise be in compliance with the Company's Articles of Incorporation and Bylaws and with applicable laws and regulations in order to be included in the proxy statement and form of Proxy relating to that meeting.

                                 OTHER BUSINESS
                                 --------------

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                             By Order of the Board of Directors


                                             /S/ W. Patrick Battista
March 27, 2000                               W. Patrick Battista
Corporate Secretary

                                    EXHIBIT A
                                    ---------

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of March XY, 2000, by and between Condor Capital, Inc., a Colorado corporation ("Condor Colorado"), and Condor Capital, Inc., a Nevada corporation ("Condor Nevada"). Condor Colorado and Condor Nevada are sometimes referred to as the "Constituent Corporations."

                                    Recitals

     A. Whereas, The authorized capital stock of Condor Colorado consists of 800,000,000 shares of Common Stock, no par value of which 20,155,010 shares are issued and outstanding, and 10,000,000 shares of Preferred Stock, no par value, of which 141,100 shares are designated Series A Convertible Preferred Stock, no par value and 140,000 are designated Series B Convertible Preferred Stock, no par value. There are no shares of Preferred Stock issued and outstanding.

     B. Whereas, the authorized capital stock of Condor Nevada, upon effectuation of the transactions set forth in this Merger Agreement, will consist of 100,000,000 shares of Common Stock, $0.001 par value and 25,000,000 shares of Preferred Stock, $0.001 par value.

     C. Whereas, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Condor Colorado merge with and into Condor Nevada upon the terms and conditions herein provided, for the sole purpose of effecting a change of domicile from the State of Colorado to the State of Nevada.

     D. Whereas, the merger will have no effect or change in the nature of the business or management of the resulting business operating through the surviving corporation.

                                    Agreement

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Condor Colorado shall merge into Condor Nevada on the following terms, conditions and other provisions:

1.   TERMS AND CONDITIONS.

     1.1 Merger. Condor Colorado shall be merged with and into Condor Nevada (the "Merger"), and Condor Nevada shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Secretary of State of Nevada (the "Effective Date").

     1.2 Succession. On the Effective Date, Condor Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of Condor Colorado, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.3 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent

Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.4 Common Stock of Condor Colorado and Condor Nevada. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Condor Colorado issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of Condor Nevada at a ratio of 1 to 1, and (ii) each share of Common Stock of Condor Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     1.5 Stock certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of Condor Colorado shall be deemed for all purposes to evidence ownership of and to represent the shares of Condor Nevada into which the shares of Condor Colorado represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Condor Nevada evidenced by such outstanding certificate as above provided.

     1.6 Options. On the Effective Date, the Surviving Corporation will assume and continue Condor Colorado's 2000 Stock Option Plan, assuming that the same is adopted at the Annual Meeting of the Shareholders of Condor Colorado, and the outstanding and unexercised portions of all options to purchase Common Stock of Condor Colorado, if any, including without limitation all options outstanding under such stock plan and any other outstanding options, shall be converted into options of Condor Nevada, such that an option for shares of Condor Colorado shall be converted into an option for shares of Condor Nevada at a ratio of 1 to
1. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, Condor Nevada hereby assumes the outstanding and unexercised portions of such options and the obligations of Condor Colorado with respect thereto, if any.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of Condor Nevada in effect on the Effective Date shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

     2.2 Directors. The directors of Condor Colorado immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

     2.3 Officers. The officers of Condor Colorado immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.   MISCELLANEOUS.

     3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Condor Colorado such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Condor Colorado and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Condor Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the shareholders of Condor Colorado, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Condor Colorado, the principal terms may not be amended without the further approval of the shareholders of Condor Colorado) as may be determined in the judgment of the respective Board of Directors of Condor Nevada and Condor Colorado to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Conditions To Merger. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law): the Merger shall have been approved by the shareholders of Condor Colorado in accordance with applicable provisions of the Business Corporations Act of the State of Utah; and Condor Colorado, as sole shareholder of Condor Nevada, shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada; and any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Condor Colorado to be material to consummation of the Merger shall have been obtained.

     3.4 Abandonment or Deferral. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Condor Colorado or Condor Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of Condor Colorado or Condor Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Condor Colorado and Condor Nevada, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Condor Colorado shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Condor Colorado and Condor Nevada, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                              CONDOR CAPITAL, INC.
                             A Colorado Corporation



----------------------------------           -----------------------------------
By:  Lee E. Gahr                             By: W. Patrick Battista
Its:  President and CEO                      Its: Secretary


                              CONDOR CAPITAL, INC.
                              A Nevada Corporation


----------------------------------           -----------------------------------
By:  Lee E. Gahr                             By: W. Patrick Battista
Its:  President and CEO                      Its: Secretary

                                    EXHIBIT B
                                    ---------

                            ARTICLES OF INCORPORATION

                                       OF

                              CONDOR CAPITAL, INC.
--------------------------------------------------------------------------------

                                   ARTICLE 1.

                                  Company Name
                                  ------------

     1.1 The name of this corporation is Condor Capital Inc.

                                   ARTICLE 2.

                                    Duration
                                    --------

     2.1 The corporation shall continue in existence perpetually unless sooner dissolved according to law.

                                   ARTICLE 3.

                                Principal Office
                                ----------------

     3.1 The principal office in the state of Nevada is located at 318 North Carson Street, Suite 208, Carson City Nevada 89701. The name and address of its Resident Agent is Paracorp Incorporated, 318 North Carson Street, Suite 208, Carson City, Nevada 89701.

                                   ARTICLE 4.

                                     Purpose
                                     -------

     4.1 The purpose for which the corporation is organized is to engage in any lawful activity within or without the State of Nevada.

                                   ARTICLE 5.

                               Board of Directors
                               ------------------

     5.1. Number. The members of the governing Board of the Corporation shall be styled "Directors", and the first Board shall be three (3) in number. The Number of directors shall not be reduced to less than one (1) nor exceed seven (7) and may, at any time or times, be increased or decreased in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

     5.2 The names and addresses of the first Board of Directors are as follows:

          Lee E. Gahr
          #602-1489 Marine Drive
          West Vancouver
          BC, Canada V7T 1B8

          W. Patrick Battista
          3858 W. Carson Street
          Suite 127
          Torrance, California 90503-6705

          George H. Lerg
          P.O. Box 3228
          Rancho Santa Fe, California 92067-3228

                                   ARTICLE 6.

                                  Capital Stock
                                  --------------

     6.1 Authorized Capital Stock. The total number of shares that may be issued by the Corporation and that the Corporation will be authorized to have is One Hundred Twenty Five Million (125,000,000) of the par value per share hereinafter set forth. A description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, and preferences granted to the and restrictions imposed upon the shares of each class are as follows.

     6.2 Common Stock. The total number of shares of Common Stock this Corporation shall have the authority to issue is One Hundred Million
(100,000,000). The Common Stock shall have a stated par value of $0.001 per share. Each share of Common Stock shall have, for all purposes one (1) vote per share. The holders of Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Common Stock or approval of the common shareholders is required or requested.

     6.3. Preferred Stock. The total number of shares of Preferred Stock this Corporation is authorized to issue is Twenty-five million (25,000,000) shares with a stated par value of $0.001 per share. The Board of Directors is hereby authorized from time to time, without shareholder action, to provide for the issuance of Preferred Stock in one or more series not exceeding in the aggregate the number of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time. The Board of Directors of the Corporation is vested with authority to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any of each such series by the adoption and filing in accordance with the Nevada Revised States, before the issuance of any shares of such series, of an amendment or amendments to these Articles of Incorporation determining the terms of such series, which amendment need not be approved by the stockholder or the holders of any class or series of shares except as provided by law. All shares of Preferred Stock of the same series shall be identical with each other in all respects.

                                   ARTICLE 7.

                             No Further Assessments
                             ----------------------

     7.1 The capital stock, after the amount of the subscription price has been paid in money, property, or services, as the Directors shall determine, shall be subject to no further assessment to pay the debts of the corporation, and no stock issued as fully paid up shall ever be assessable or assessed, and these Articles of Incorporation shall not and cannot be amended, regardless of the vote therefore, so as to amend, modify or rescind this Article 6., or any of the provisions hereof.

                                   ARTICLE 8.

                              No Preemptive Rights
                              --------------------

     8.1 None of the shares of the Corporation shall carry with them any preemptive right to acquire additional or other shares of the corporation and no holder of any stock of the Corporation shall be entitled, as of right, to purchase or subscribe for any part of any unissued shares of stock of the Corporation or for any additional shares of stock, of any class or series, which may at any time be issued, whether now or hereafter authorized, or for any rights, options, or warrants to purchase or receive shares of stock or for any bonds, certificates of indebtedness, debentures, or other securities.

                                   ARTICLE 9.

                              No Cumulative Voting
                              --------------------

     9.1 Shareholders will not have a right to cumulate their votes for the election of directors or for any purpose.

                                   ARTICLE 10.

       Election Not to be Governed By Provisions of NRS 78.411 to 78.444.
       ------------------------------------------------------------------

     10.1 The Corporation, pursuant to NRS 78.434, hereby elects not to be governed by the provisions of NRS 78.411 to 78.411, inclusive.

                                   ARTICLE 11.

                   Indemnification of Officers and Directors
                   -----------------------------------------

     11.1 The Corporation shall indemnify its directors, officers, employee, fiduciaries and agents to the fullest extent permitted under the Nevada Revised Statutes.

     11.2 Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person for whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the law of the State of Nevada from time to time against all expenses, liability and loss (including attorney's fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any By-Law, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

     11.3 Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time with respect to indemnification to provide at all times the fullest indemnification permitted by the law of the State of Nevada and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation as a director of officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     11.4 The private property of the Stockholders, Directors and Officers shall not be subject to the payment of corporate debts to any extent whatsoever.

     11.5 No director, officer or shareholder shall have any personal liability to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except that this provision does not eliminate nor limit in any way the liability of a director or officer for:

          (a) Acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

          (b) The payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

                                   ARTICLE 12.

     12.1 The name and address of the incorporator of the Corporation are as follows:

          NAME
          ----------------------
          Paracorp Incorporated
          318 North Carson Street
          Suite 208
          Carson City, Nevada 89701

     IN WITNESS WHEREOF, we have hereunto set our hands this 13th day of March, 2000, hereby declaring and certifying that the facts stated hereinabove are true.

                                                  /S/ Paracorp Incorporated
                                                  ------------------------------
                                                  Paracorp Incorporated

           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT


     I, Paracorp Incorporated, hereby accept appointment as Resident Agent for the above named corporation.



------------------------------------              Dated: March 14, 2000
(Signature of resident Agent)

                                    EXHIBIT C
                                    ---------

COLORADO BUSINESS CORPORATION ACT

7-113-201 - Notice of dissenters' rights.

     (1) If a  proposed  corporate  action  creating  dissenters'  rights  under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

     (2) If a  proposed  corporate  action  creating  dissenters'  rights  under section  7-113-102 is authorized  without a meeting of shareholders  pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

                                 EXHIBIT D
                                 ---------

                              CONDOR CAPITAL, INC.
                             2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------

     The following constitutes the provisions of the 2000 Stock Option Plan of Condor Capital, Inc.

                                   ARTICLE 1.

                                    OVERVIEW
                                    --------

     1.1 Purpose. The purpose of the 2000 Stock Option Plan (the "Plan") is to attract, retain, and reward persons providing services to Condor Capital, Inc., a Colorado corporation, and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of which along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE 2.

                               CERTAIN DEFINITIONS
                               -------------------

     2.1 For the purpose of the Plan, the terms defined in this Article 2., shall have the meanings set out below. All capitalized terms not defined in this
Article 2., shall have the meanings ascribed to them in other parts of this Agreement.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     2.4 "Committee" means a committee of the Board designated by the Board to administer the Plan.

     2.5 "Company" means Condor Capital, Inc., a corporation organized under the laws of the State of Colorado (or any successor corporation).

     2.6 "Date of Grant" means the date on which the Board of Committee adopts a resolution expressly granting an Option to an Optionee or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

     2.7 "Director" means a member of the Board.

     2.8 "Disability" means permanent and total disability as defined by the Board or Committee.

     2.9 "Eligible Person" means an employee, officer, consultant or Director of the Company, any Parent or any Subsidiary.

     2.10 "Fair Market Value" per share at any date means (i) if the stock being valued is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (a "MARKET SYSTEM"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in such a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the stock being valued is not then traded on an exchange or in such a Market System, the average of the closing bid and asked prices per share for the stock being valued in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or
(iii) if the stock being valued is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator, based on a price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such stock.

     2.11 "Incentive Stock Option" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.12 "Non-Qualified Stock Option" means a Stock Option intended to not qualify as an Incentive Stock Option.

     2.13 "Optionee" means an Eligible Person who is granted a Stock Option pursuant to the Plan.

     2.14 "Parent" means any present or future corporation that would be a "parent corporation" as that term is defined in Section 424 of the Code.

     2.15 "Plan" means this Condor Capital, Inc. 2000 Stock Option Plan, as the same may be amended or supplemented from time to time.

     2.16 "Purchase Right" means the right to purchase Stock granted pursuant to the Plan.

     2.17 "Retirement" means retirement from active employment with the Company or any Parent or Subsidiary as defined by the Committee or hereunder.

     2.18 "Section 16(B) Person" means a person subject to Section 16(b) of the Exchange Act.

     2.19 "Stock" means the Common Stock of the Company or any successor of the Company.

     2.20 "Stock Option" means an option to purchase shares of Stock granted pursuant to Articles 4, 5 or 6. 2.21 "Stock Option Agreement" shall have the meaning set forth in Article 7.

     2.22 "Subsidiary" means any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 424 of the Code.

     2.23 "Ten Percent Shareholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                                   ARTICLE 3.

                                 ADMINISTRATION
                                 --------------

     3.1   Administration.   The   following   provisions   shall   govern   the
administration of the Plan:

          (a) Administration By Board And/Or Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board (the "Committee") having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed, and unless the powers of the committee have been specifically limited.

          (b) Committee Powers. The Committee shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan, the Committee shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to:

               (i) determine which persons meet the requirements hereof for selection as participants in the Plan;

               (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan;

               (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be "Incentive Stock Options," as defined in section 422 of the Code, or nonqualified stock options not described in sections 422(b) or 423(a) of the Code;

               (iv) specify the number of shares to be covered by each option;

               (v) determine the method by which fair market value of shares of the Company's common stock will be established under the Plan;
               (vi) take appropriate action to amend any option hereunder, provided that no such action may be taken without the written consent of the affected optionee;

               (vii) cancel outstanding options and issue replacement options therefore with the consent of the affected optionee; and

               (viii)  make  all  other   determinations   deemed  necessary  or
               advisable for administering the Plan.

     The Committee's determination on the foregoing matters shall be conclusive.

          (c) Special Rule for Officers and Directors. The grant of options to employees who are officers or directors of the Company and to nonemployee directors of the Company may be made by and all discretion with respect to the material terms of the options may be exercised by either (i) the Board of Directors, or (ii) a duly appointed committee of the Board composed solely of two or more nonemployee directors having full authority to act in the matter. The term "nonemployee directors" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("SEC") under section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as that rule may be amended from time to time, and as interpreted by the SEC ("Rule 16b-3").

          (d) Options Authorized. Options may be either Incentive Stock Options as defined in Section 422 of the Code ("Incentive Stock Options") or nonqualified stock options.

     3.2 Eligibility.

          (a) Eligible Persons. Options may be granted only to employees (including officers) and directors of the Participating Company Group, or to individuals who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). Notwithstanding any other provision of the Plan, no Eligible Person shall in any single calendar year be granted options to purchase more than an aggregate of three hundred thousand (300,000) shares of the Company's common stock under the Plan, as adjusted pursuant to Section 6.2.

          (b) Restrictions on Option Grants. A director of a Participating Company may only be granted a nonqualified stock option unless the director is also an employee of the Participating Company Group. An individual who is rendering services as a consultant, advisor, or other independent contractor may only be granted a nonqualified stock option.

     3.3 Shares Subject to Option. Options shall be for the purchase of shares of the authorized but unissued common stock or treasury shares of common stock of the Company (the "Stock"), subject to adjustment as provided in Section 8.2 below. The maximum number of shares of Stock which may be issued under the Plan shall be Five Million (5,000,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

     3.4 Time for Granting Options. All Options shall be granted, if at all, within seven (7) years from the earlier of the date the Plan is adopted by the Board or the date the Plan approved by the shareholders of the Company.

     3.5 Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, the time of expiration of the Option, the effect of the Optionee's termination of employment or service, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option, the method for satisfaction of any tax withholding obligation arising in connection with the Option, including by the withholding or delivery of shares of stock, and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the

Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                                   ARTICLE 4.

                             INCENTIVE STOCK OPTIONS
                             -----------------------

     4.1 Incentive Stock Option Terms and Conditions. Options granted to employees (but not to nonemployee directors) under the terms and conditions of this Article 4., are intended to be Incentive Stock Options under section 422 of the Code. Each Incentive Stock Option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price for each Option shall be established at the sole discretion of the Board; provided, however, that:

               (i) the exercise price per share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value, as set forth in Section 2.10, of a share of Stock on the date of the granting of the Option;

               (ii) no Incentive Stock Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

          (b) Exercise Period of Options. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of seven (7) years after the date such Option is granted. No Incentive Stock Option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 4.1(c), shall be exercisable after the expiration of seven (7) years from the date on which that option is granted.

          (c) Determination of Stock Ownership. For purposes of determining in Subsections 4.1(a) and 4.1(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

          (d) Right to Exercise. Each Incentive Stock Option shall become exercisable and vest according to the terms and conditions established by the Board and reflected in the written agreement evidencing the option. Notwithstanding the preceding sentence, all outstanding Incentive Stock Options shall immediately become exercisable in full in the event that (i) the shareholders of the Company approve a dissolution or liquidation of the Company or a sale of all or substantially all of the Company's assets to another entity; (ii) a tender within the meaning of Section 14 of the Securities Exchange Act of 1934, as amended, is made for five percent (5%) or more of the Company's outstanding capital stock by any person other than the Company or an affiliate; or (iii) the Company effects an underwritten public offering of its securities pursuant to a registration statement filed under the Securities Act of 1933. Each Incentive Stock Option shall be subject to termination before its date of expiration as provided in Subsection 4.1(e).

          (e) Termination of Employee Options. If an optionee who is an employee ceases to be an employee of the Company, his or her rights to exercise an Incentive Stock Option then held shall be only as follows:

               (i) Death. If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

               (ii) Disability. If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of two
               (2) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iv) Termination for Reasons other than Cause. If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of two
               (2) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of an optionee's employment by the Company will be for reasons other than Cause if the termination is NOT due to an act by the optionee that is described below under "Termination for Cause."

               (v) Termination for Cause. If an optionee's employment is terminated by the Company for "Cause," the optionee shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

          (f) Notice of Sale. If an optionee sells or otherwise disposes of any Shares acquired upon exercise of an Incentive Stock Option, the optionee shall give the Company notice of the sale or disposition within five business (5) days thereafter.

          (g) Other Reasons. If an optionee's employment with the Company ends for any reason not mentioned above in this Subsection 4.1(e), all rights of the optionee in an Incentive Stock Option, to the extent that it has not been exercised, shall terminate 30 days after the date the optionee's employment ends.

          (h) Limit on Exercise of Incentive Stock Options. To the extent that the aggregate fair market value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the options shall be treated as options that are not Incentive Stock Options.

                                   ARTICLE 5.

                           NONQUALIFIED STOCK OPTION
                           -------------------------

     5.1 Nonqualified Stock Option Terms and Conditions. The options granted under the terms and conditions of this Article 5., are nonqualified stock options and are not intended to qualify as either a qualified stock option or an Incentive Stock Option as those terms are defined by applicable provisions of the Code. Each nonqualified stock option granted under the Plan shall be authorized by action of the Committee and shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price of each nonqualified stock option shall not be less than eighty five percent (85%) of the fair market value as defined in Section 2.10, of a Share of the Company on the date the option is granted; provided, however, that the exercise price of a nonqualified stock option granted to an individual who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted.

          (b) Exercise Period of Options. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no Option shall be exercisable after the expiration of seven (7) years after the date such Option is granted. No nonqualified stock option granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, as determined under the stock ownership rules specified in Subsection 5.1(c), shall be exercisable after the expiration of seven (7) years from the date on which that option is granted.

          (c) Determination of Stock Ownership. For purposes of determining in Subsections 5.1(a) and 5.1(b) whether an employee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, an employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which the employee holds an option shall not be counted.

          (d) Right to Exercise. Each nonqualified stock option shall become exercisable and vest according to the terms and conditions established by the Committee and reflected in the written agreement evidencing the option. Each nonqualified stock option shall be subject to termination before its date of expiration as provided in Subsection 5.1(e).

          (e) Terminations of Options. If an optionee ceases to be an employee of the Company, his or her rights to exercise a nonqualified stock option then held shall be only as follows:

               (i) Death. If an optionee dies while he or she is employed by the Company, the optionee's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

               (ii) Disability. If an optionee's employment with the Company ends because the optionee becomes disabled, the optionee or his or her qualified representative (in the event of the optionee's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the optionee's employment ends to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If an optionee voluntarily resigns from the Company, the optionee shall have the right for a period of two
               (2) months after the date of resignation to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iv) Termination For Reasons Other Than Cause. If an optionee's employment is terminated by the Company for reasons other than "Cause," the optionee shall have the right for a period of two
               (2) months after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of an optionee's employment by the Company will be for reasons other than Cause if the termination is NOT due to an act by the optionee that is described below under "Termination for Cause."

               (v) Termination For Cause. If an optionee's employment is terminated by the Company for "Cause," the optionee shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the optionee was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the optionee is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the optionee has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

                                   ARTICLE 6.

                         NON-EMPLOYEE DIRECTOR OPTIONS
                         -----------------------------

     6.1 Grants to Non-Employee Directors. All options granted to nonemployee directors shall be subject to the following terms and conditions:

          (a) Limits. The aggregate amount of Shares (as adjusted pursuant to Section 8.2, subject to options granted to all nonemployee directors as a group shall not exceed twenty percent (20%) of the Shares plus Shares underlying expired or terminated options that are added back to the number of Shares available under the Plan.

          (b) Nonqualified Options. All stock options granted to nonemployee directors pursuant to the Plan shall be nonqualified stock options.

          (c) Exercise Price. The exercise price of each option granted to a nonemployee director shall not be less than 85% of fair market value per Share; provided, however, that the exercise price of an option granted to a nonemployee director who owns stock possessing more than ten percent (10%) of the combined voting power of the Company, its parent, or subsidiaries shall not be less than one hundred ten percent (110%) of the fair market value of a Share of the Company on the date the option is granted. The fair market value of the Shares shall be determined by the Board.

          (d) Duration of Options. Each option granted to a nonemployee director shall be for a term determined by the Board; provided, however, that the term of any option may not exceed seven (7) years.

          (e) Right to Exercise. Each option granted to a nonemployee director shall become exercisable and vest according to the terms and conditions established by the Board and reflected in the written agreement evidencing the option. Each option granted to a nonemployee director shall be subject to termination before its date of expiration as provided in Subsection 6.1(f).

          (f) Terminations of Non-employee Director Options. If a non-employee director ceases to be a director of the Company, his or her rights to exercise an option then held shall be only as follows:

               (i) Death. If a nonemployee director dies while he or she is serving on the Board of the Company, the director's estate shall have the right for a period of six (6) months (or such longer period as the Committee may determine at the date of grant or during the term of the option) after the date of death to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. A director's "estate" shall mean the director's legal representative or any person who acquires the right to exercise an option by reason of the director's death.

               (ii) Disability. If a nonemployee director's Board membership ends because the director becomes disabled, the director or his or her qualified representative (in the event of the director's mental disability) shall have the right for a period of twelve
               (12) months after the date on which the director's Board membership ends to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iii) Resignation. If a nonemployee director voluntarily resigns from the Company's Board, the director shall have the right for a period of six (6) months after the date of resignation to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate.

               (iv) Termination for Reasons other than Cause. If a nonemployee director's Board membership is terminated by the Company for reasons other than "Cause," the director shall have the right for a period of six (6) months after the date of termination to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. The termination of a nonemployee director's Board membership will be for reasons other than Cause if the termination is NOT due to an act by the director that is described below under "Termination for Cause."

               (v) Termination For Cause. If a nonemployee director's Board membership is terminated by the Company for "Cause," the director shall have the right for a period of one (1) month after the date of termination to exercise the option to the extent the director was entitled to exercise the option on that date, provided the date of exercise is in no event after the expiration of the term of the option. To the extent the option is not exercised within this period, the option will terminate. For the purpose of this clause, "Cause" shall mean that: the director is determined by the Committee to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company which resulted in loss, damage, or injury to the Company, or because the director has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer of the Company to break any contract with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or has engaged in any conduct that constitutes unfair competition with the Company.

               (vi) Other Reasons. If a nonemployee director's Board membership ends for any reason not mentioned above in this Subsection 6.1(f), all rights of the director in an option, to the extent that it has not been exercised, shall terminate on the date the director's Board membership ends.

                                   ARTICLE 7.

                    STANDARD FORMS OF STOCK OPTION AGREEMENT
                    ----------------------------------------

     7.1 Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an Incentive Stock Option shall comply with and be subject to the terms and conditions of an Incentive Stock Option Agreement which shall be in such form as designated by the Board of Directors or Committee from time to time.

     7.2 Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a Nonqualified Stock Option shall comply with and be subject to the terms and conditions of a Nonqualified Stock Option Agreement which shall in such form as designated by the Board of Directors or Committee from time to time.

     7.3 Standard Term For Options. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of seven (7) years.

     7.4 Authority To Vary Terms. The Board shall have the authority from time to time to modify, extend, renew or vary the terms of any of the standard forms of Stock Option Agreement described in Article 8., below either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

                                   ARTICLE 8.

            ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS
            ---------------------------------------------------------

     The following terms and conditions shall apply to all options granted pursuant to the plan:

     8.1 Payment of Exercise Price.

          (a) Exercise of Options. Optionees may exercise options only by providing written notice to the Company at the address specified in the written agreement evidencing the option. The notice must be accompanied by full payment in cash for the Shares as to which the options are exercised.

          (b) Forms of Payment Authorized. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a fair market value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (iv) by the withholding of shares being acquired upon exercise of the Option having a fair market value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, or (v) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

          (c) Tender of Company Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock, as determined by the Board, would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company. An optionee may also exercise an option by the delivery and surrender of Shares which (i) have been owned by the optionee for at least six (6) months or for such other period as the Committee may require; and (ii) have an aggregate fair market value on the date of surrender equal to the exercise price. In addition, an option may be exercised by delivering to the Company (i) an exercise notice instructing the Company to deliver the certificates for the Shares purchased to a designated brokerage firm; and (ii) a copy of irrevocable instructions delivered to the brokerage firm to sell the Shares acquired upon exercise of the option and to deliver to the Company from the sale proceeds sufficient cash to pay the exercise price and applicable withholding taxes arising as a result of the exercise

          (d) Assignment of Proceeds of Sale. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     8.2 Adjustment of and Changes In Capitalization.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding option, and the number of Shares which have been authorized for issuance under the Plan but as to which no options have yet been granted, as well as the price per Share covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

          (b) Dissolution, Liquidation, Sale, or Merger. In the event of a proposed dissolution or liquidation of the Company, options outstanding under the Plan shall terminate immediately before the consummation of such proposed action. The Board will, in such circumstances, provide written notice to the optionees of the expected dates of termination of outstanding options and consummation of the proposed dissolution or liquidation.

               In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the surviving corporation, outstanding options may be assumed or equivalent options may be substituted by the successor corporation (or a parent or subsidiary of the successor corporation), unless the successor corporation does not agree to assume the options or to substitute equivalent options. If outstanding options are not assumed or substituted by equivalent options, all outstanding options shall terminate immediately before the consummation of the sale or merger (subject to the actual consummation of the sale or merger) and the Company shall provide written notice to the optionees of the expected dates of termination of the options and consummation of the transaction. If the transaction is not consummated, unexercised options shall continue in accordance with their original terms.

          (c) Notice of Adjustments, Fractional Shares. To the extent the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 8.2. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each holder of an option which was in fact so adjusted and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

               No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in this Section 8.2.

               Any issue by the Company of shares of stock of any class, or securities convertible into shares of any class, shall not affect the number or price of Shares subject to the option, and no adjustment by reason thereof shall be made. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     8.3 Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the acquisition of direct or indirect ownership of stock by any person, entity or group of persons or entities acting in concert possessing more than a majority of the beneficial interest in the voting stock of the Company;

          (b) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

          (c) a merger or consolidation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

          (d) the sale, exchange, or transfer of all, or substantially all, of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiary of the Company; or

          (e) a liquidation or dissolution of the Company. For purposes of the foregoing, if a group of persons or entities begins to act in concert, and if such group meets the beneficial ownership requirements set forth in clause (a) above, then such acquisition shall be deemed to have occurred on the date the Company first becomes aware of such group or its actions.

          (f) a Stock Option Agreement may, in the discretion of the Board, provide for accelerated vesting in the event of a Transfer of Control. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, any unexercisable and/or unvested shares subject to such outstanding stock option agreements shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the proposed effective date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this Section 8.3 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

    8.4 Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. In addition, in order for Shares acquired upon exercise of Incentive Stock Options to receive the tax treatment afforded such Shares, the Shares may not be disposed of within two years from the date of the option grant nor within one year after the date of transfer of such Shares to the optionee.

     8.5 Termination or Amendment of Plan or Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of
Section 8.2 above), (b) no change in the class eligible to receive Incentive Stock Options, and (c) no expansion in the class eligible to receive nonqualified stock options. In addition to the foregoing, the approval of the Company's shareholders shall be sought for any amendment to the Plan for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     The Plan, unless sooner terminated, shall terminate seven (7) years from the date the Plan was originally adopted by the Board. An option may not be granted under the Plan after the Plan is terminated.

     8.6 Information to Optionees. The Company shall provide to each Optionee during the period for which he or she has one or more outstanding options, copies of all annual reports and all other information which is provided to shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

     8.7 Privileges of Stock Ownership, Securities Law Compliance. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the Optionee. The exercise of any option under the Plan shall be conditioned upon the registration of the Shares with the SEC and qualification of the options and underlying Shares under the California securities laws, unless in the opinion of counsel to the Company registration or qualification is not necessary. The Company shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options.

     8.8 Limitation of Rights.

          (a) No Right to an Option. Nothing in the Plan shall be construed to give any employee or any nonemployee director of the Company any right to be granted an option.

          (b) No Employment Rights. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will employ or continue the Board membership of an optionee for any period of time, or in any position, or at any particular rate of compensation.

                                   ARTICLE 9.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.1 Effective Date of Plan. The Plan will become effective upon approval by the Company's shareholders within twelve (12) months of the date the Plan is adopted by the Company's Board of Directors. Options may be granted under the Plan at any time after the Plan becomes effective and before the termination of the Plan.

     9.2 Indemnification. To the extent permitted by applicable law in effect from time to time, no member of the Board or the Committee shall be liable for any action or omission of any other member of the Board or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding; provided the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Company by a shareholder or holder of a voting trust certificate representing shares of the Company. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

     9.3 Withholding. The Company shall have the right to condition the issuance of Shares upon exercise of an option upon payment by the optionee of any applicable taxes required to be withheld under federal, state or local tax laws or regulations in connection with the exercise. To the extent permitted in an optionee's stock option agreement, an optionee may elect to pay such tax by (i) requesting the Company to withhold a sufficient number of Shares from the total number of Shares issuable upon exercise of the option or (ii) delivering a sufficient number of Shares which have been held by the optionee for at least six (6) months (or such other period as the Committee may require) to the Company. This election is subject to approval or disapproval by the Committee. The value of Shares withheld or delivered shall be the fair market value of the Shares on the date the exercise becomes taxable as determined by the Committee.

     9.4 Further Assurances. All parties to this Plan agree to perform any and all further acts and to execute and deliver any documents that may reasonably be necessary to carry out the provisions of this Plan.

     9.5 Attorneys' Fees. In any legal action or other proceeding brought by any party to enforce or interpret the terms of this Plan, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs. 9.6 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of incorporation of the Company or any successor company.

     9.7 Notices. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

     9.8 Entire Agreement. This Plan, together with those documents that are referenced in the Plan, are intended to be the final, complete, and exclusive statement of the terms of the agreement between Employee and the Company with regard to the subject matter of this Plan. This Agreement supersedes all other prior agreements, communications, and statements, whether written or oral, express or implied, pertaining to that subject matter. This Plan may not be contradicted by evidence of any prior or contemporaneous statements or agreements, oral or written, and may not be explained or supplemented by evidence of consistent additional terms. This Plan does not effect the terms and conditions of any options granted by the Company prior to the date of adoption of this Plan by the Board of Directors.

     9.9 Successors and Assigns. Optionee agrees that he will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Plan, except as expressly permitted by this Plan. Any such purported assignment, sale, transfer, delegation, or other disposition shall be null and void. Subject to the limitations set forth in this Plan, the Plan shall be binding on and inure to the benefit of the successors and assigns of the Company and any successors and permitted assigns of Employee, including any of his executors, administrators, or other legal representatives. It shall not benefit any person or entity other than those specifically enumerated in this Agreement.

     9.10 Severability. If any provision of this Plan, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, that provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement and of that provision shall remain in full force and effect as applied to other persons, places, and circumstances.

     9.11 Interpretation. This Plan shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. By way of example and not in limitation, this Plan shall not be construed in favor of the party receiving a benefit nor against the party responsible for any particular language in this Plan. Captions are used for reference purposes only and should be ignored in the interpretation of the Plan. Unless the context requires otherwise, all references in this Plan to Paragraphs are to the paragraphs of this Plan.

     The undersigned hereby certify that the foregoing Stock Option Plan was duly adopted and approved by the Board of Directors on March 3, 2000.

/S/ Lee E. Gahr                              /S/ W. Patrick Battista
----------------------------------           -----------------------------------
Lee E. Gahr                                  W. Patrick Battista
President and CEO                            Secretary